UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                 FORM 8 K
                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2006
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                                 Zanett, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                           0-27068                         56-4389547
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(State or other jurisdiction    (Commission                     (IRS Employer
of incorporation)                File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                          10022
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:           (646) 502-1800


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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.1. Changes in Registrant's Certifying Accountant.

(a)  Dismissal of previous independent registered public accounting firm.

      On May 30, 2006, Zanett, Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T") as the Company's independent registered public accounting firm.

      The Audit Committee of the Board of Directors (the "Audit Committee") recommended and approved the decision to change independent registered public accounting firms.

      The audit reports issued by D&T on the consolidated financial statements of the Company for the years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that D&T's reports on the consolidated financial statements of the Company for the year ended December 31, 2005 contained a separate explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

      During the two most recent fiscal years ended December 31, 2005 and through May 30, 2006 (the "Reporting Period"), there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such periods.

      The Company disclosed in its Form 10-KSB for the fiscal year ended December 31, 2005 and in its Form 10-Q for the interim period from January 1, 2006 through March 31, 2006 that its disclosure controls and procedures were not effective because of a material weakness in internal control over financial reporting due to insufficient accounting resources to ensure there are appropriate controls over the financial reporting and closing process or to ensure significant non-routine transactions are accounted for in accordance with US GAAP. This material weakness resulted in material audit adjustments in order to present the 2005 annual financial statements in accordance with US GAAP. In connection with the above matter, D&T notified the Company in writing of the material weakness, and the Company is reporting this material weakness as a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K (a "Reportable Event"). The Audit Committee and the Company discussed the Reportable Event and material weakness with D&T.

      The Company has authorized D&T to respond fully to the inquiries of the successor auditor, including the subject matter of the above Reportable Event. During the Reporting Period, there were no other Reportable Events.

      The Company provided D&T with a copy of the statements contained in this Current Report on Form 8-K and requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with such statements, and if not, stating in which respects it does not agree. A copy of D&T's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

      Effective May 30, 2006, the Audit Committee of the Company's Board of Directors engaged Amper, Politziner & Mattia, P.C. as the Company's independent auditor for the year ending December 31, 2006, subject to ratification by the Company's shareholders at the Company's 2006 annual meeting of shareholders. From January 1, 2004 through the date of the engagement of Amper, Politziner & Mattia, P.C., neither the Company nor anyone acting on its behalf consulted Amper, Politziner & Mattia, P.C. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

16.1 Letter dated May 30, 2006 from Deloitte & Touche LLP to the Securities and Exchange Commission.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ZANETT, INC.

Date: June 5, 2006                         By: /s/ Kenneth A. DeRobertis
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                                             Kenneth A. DeRobertis
                                             Chief Financial Officer